SHAREHOLDERS' EQUITY:	12 Months Ended
Dec. 31, 2021
SHAREHOLDERS' EQUITY:
SHAREHOLDERS' EQUITY:

NOTE 14 — SHAREHOLDERS’ EQUITY:

a.	Share Capital

The following table presents the number of authorized and issued and outstanding shares as of each reporting date for each class of shares:

	December 31, 2021		December 31, 2020
		Issued and		Issued and
	Authorized	Outstanding	Authorized	Outstanding
Class A Ordinary shares	10,000,000,000	652,938,412	10,000,000,000	320,133,022
Class B Ordinary shares	1,500,000,000	365,530,392	1,500,000,000	320,133,022
Total	11,500,000,000	1,018,468,804	11,500,000,000	640,266,044

b.	Rights Attached to Shares

Class A and Class B ordinary shares

The following are the rights of Class A and Class B ordinary shares:

NOTE 14 — SHAREHOLDERS’ EQUITY (continued):

b.	Rights Attached to Shares (Continued):

Voting

Holders of Class A ordinary share are entitled to one vote per share while holders of Class B ordinary share are entitled to five votes per share.

Conversion

Class B ordinary shares will be automatically converted on a one-for-one basis into a Class A ordinary share upon sale or transfer (other than excluded transfers to certain parties that are related to or affiliated with the shareholder).

Dividends

All dividends are payable when and if declared by the board of directors, out of funds legally available for distribution. All shareholders are entitled to their pro rata share of dividends, without any priority.

2019 ordinary shares

The following are the rights of the 2019 ordinary shares, prior to the Recapitalization:

Liquidation Preference

In the event of any liquidation, dissolution, winding up, or other deemed liquidation event, as defined under our articles of association, in which the proceeds to the holders of the 2019 ordinary shares assuming a pro rata distribution of all proceeds, together with any previous proceeds with respect to such shares (whether through dividends, secondary sales or otherwise) are less than $374 million, then the proceeds payable to the holders of the 2019 ordinary shares will be in such amount as is required so that the aggregate proceeds payable to them, together with any previous proceeds with respect to such shares (whether through dividends, secondary sales or otherwise) are equal to $374 million. To the extent necessary, the deemed liquidation distribution with respect to the other ordinary shares in such deemed liquidation event shall be reduced (on a pari passu pro rata basis among such Shares) in order to supplement the amount available for distribution with respect to the 2019 ordinary shares. Upon the occurrence of an initial public offering (“IPO”), the above liquidation preference rights will be automatically terminated.

Voting

Each shareholder is entitled to a number of votes equal to the number of shares held by such shareholder.

Dividends

All dividends are payable when and if declared by the board of directors, out of funds legally available for distribution. All shareholders are entitled to their pro rata share of dividends, without any priority. In certain circumstances and subject to applicable laws and our articles of association (including having excess cash of over $100 million), the 2019 ordinary shares have a right to request that we distribute dividends (pro rata to all shareholders) and simultaneously extend a loan bearing interest determined at arms-length (at the time the loan is extended), to the 2019 ordinary shareholders. Upon the occurrence of an IPO (or deemed liquidation event), these rights will be automatically terminated.

NOTE 14 — SHAREHOLDERS’ EQUITY (continued):

c.	2019 Secondary Transaction

In the fourth quarter of 2019 the Company and its existing shareholders signed a share purchase agreement (“2019 Secondary Transaction”) with a third-party investor, whereby the investor acquired 25,006,298 shares at a price per share of $14.95 for a total consideration of $374 million.

The acquisition was made through an offer to all holders of outstanding shares and vested options based on their pro-rata holdings. All of the shareholders and certain vested option holders accepted the offer, and the consideration was paid directly to the selling shareholders and option holders.

Since the offer was made on a pro-rata basis and the fair value of all shares immediately prior to the sale was substantially the same, we accounted for the transaction as sale of shares at fair value. For certain shareholders that were allowed to sell an amount of shares in excess of their prorated amount, we determined that this represented an economic benefit to these shareholders, and as a result, we recorded a $483 thousand share-based compensation expense for the year ended December 31, 2019 for employees, founders and ex-employees shareholders as well as an $884 thousand deemed dividend to retained earnings relating to external shareholders that were financial investors.

As it relates to the selling option holders, we determined that it effectively modified the options in conjunction with the sale to the investor, by allowing the option holders to participate in the tender, which increased the options’ value due to the addition of the liquidation preference when the terms of the awards did not legally obligate the Company to do so. We accounted for the incremental value associated with this modification and recorded a $3,110 thousand share-based compensation expense for the year ended December 31, 2019.

At the time issued, the 2014 ordinary shares conferred upon their holders certain liquidation preference rights. As of November 2019, mainly resulting from dividend distributions and secondary sales of shares, the 2014 ordinary shares’ liquidation preference was substantially repaid with an insignificant remainder cancelled as part of the 2019 Secondary Transaction. As a result, the 2014 ordinary shares were reclassified to ordinary shares in the consolidated statement of changes in shareholders’ equity.

d.	Reciprocal Shareholding (included in discontinued operations)

As of December 31, 2019, we held 30% of Neural Logic Ltd. (“Neural Logic”). The investment in Neural Logic was accounted as an equity interest investment. As of December 31, 2019, Neural Logic owned an approximate 1.32% reciprocal holdings in our shares, after it had sold a prorated share of its holding as a part of the 2019 Secondary Transaction. As a result of Neural Logic’s reciprocal shareholding in our shares, we had an indirect pro-rata interest of 0.4% in our own shares.

Neural Logic records dividends paid by us as dividend income, and we eliminate these dividends from our equity earnings from Neural Logic. We recorded its pro-rata share of dividends paid by us to Neural Logic as a reduction of dividends paid and an increase in our investment in Neural Logic.

As of December 31, 2020, our shares held in Neural Logic were spun-off. Therefore, as of December 31, 2020, no shares were reciprocally held. Refer to Note 5 for further information.

e.	Non-Controlling Interest (included in discontinued operations)

In December 2019, we completed a transaction with the non-controlling interest shareholders and exercised our option to acquire the remaining portion of Reason Software Company Inc. (“Reason”) for $2,000 thousand. Accordingly, as of December 31, 2019, we held 100% of Reason’s shares.

As of December 31, 2020, our investment in Reason was spun-off. Refer to Note 5 for further information.

NOTE 14 – SHAREHOLDERS’ EQUITY (continued):

f.	Dividends

In the fourth quarter of 2019, our board of directors declared and paid a cash dividend of $100 million to our existing shareholders immediately prior to the consummation of the 2019 Secondary Transaction.